Exhibit 99.1

ECB EMPLOYMENT AGREEMENT DATED AS OF June 1, 2013 BETWEEN iMEDICOR, INC. AND Fred Zolla

ECB EMPLOYMENT AGREEMENT

This ECB EMPLOYMENT AGREEMENT (the “Agreement”) made this 1st day of June, 2013, by and between iMEDICOR, INC., a New York corporation (hereinafter called “Company”) and Frederick H Zolla, an individual (hereinafter called “ECB”).

RECITALS

Company desires to employ ECB and ECB desires to accept such employment, all on the terms and conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth in this Agreement, the parties hereto agree as follows:

1.   Employment.

Subject to the terms and conditions of this Agreement, Company hereby employs ECB, and ECB hereby accepts such employment, as the Executive Chairman of the Board of Directors and officer of Company and in such other capacities and for such other duties and services as will from time to time be mutually agreed upon by the Board of Directors ( the "Board"), to be consistent with the position of the Executive Chairman of the Board of Directors and will function within the limitations as established by the Board, and reporting directly to the Board,

2.           Duties

ECB will function as Chief Executive Officer (the "CEO"), until the date upon which there is a resolution passed by the Board to appoint a new CEO (the "New CEO") to full authority and responsibility as CEO of the Company. It is anticipated that the Board will appoint a New CEO within 60 days of the date of this Agreement. In the event that the New CEO is not appointed in a timely manner, ECB shall remain as CEO until such time as the Board appoints the New CEO. Upon appointment of the New CEO,  ECB shall then act as spokesperson for the company as well as have the non-exclusive responsibilities of, but not limited to participating in Investor Relations, Government Relations, Strategic Alliances and Partnerships, Mergers and Acquisitions, Sales, Executive Committee Participation, Audit interface, Compliance with Securities & Exchange Commission Rules and Regulations, Marketing, Public Speaking on behalf of the Company, Major marketing / Sales/ Strategic Alliance Presentation Participation and continuing to participate in the vision, technical developments and any other areas assigned by the Board or the New CEO.

                3.           Full Time Occupation.

ECB will devote ECB's entire business time, attention, and efforts as reasonably necessary to the performance of ECB's duties under this Agreement, and will serve Company faithfully and diligently and will not engage in any other employment while employed by Company.

                4.           Compensation.

                              (a) Salary.  During the Employment Period (as defined herein), Company will pay to ECB, as full compensation for the services rendered by ECB, a base salary at a rate of $200,000 per annum (“Base Salary”).  Company will pay the Base Salary in accordance with Company's established payroll procedures.  Payments will be made in bi-weekly installments, or in such other periodic installments upon which Company and ECB will mutually agree.

                              (b) Bonus. 2. In addition to the Base Salary, Executive will be eligible to receive annual incentive bonus compensation (the “Annual Bonus”) pursuant to an Executive Bonus Plan approved by the Company's Board of Directors and/or the Compensation Committee of the Board of Directors.  The bonus plan will be based on performance metrics determined by the Company’s Board of Directors and/or the Compensation Committee of the Board of Directors at the beginning of each year and will target a minimum annual bonus of 100% of Base Salary.  Annual bonus may exceed 100% of base salary if performance metrics are met.  The Annual Bonus will be guaranteed, amount and terms of payment shall be based on specific parameters established in good faith by mutual agreement between the Board of Directors and/or the Compensation Committee and Executive during the Transition Period.

            (c)   Withholding.  The Company may withhold from any payments or benefits under this Agreement, all federal, state and local taxes as the Company is required to withhold pursuant to any law or governmental rule or regulation.  ECB shall bear all expense of, and be solely responsible for, all federal, state and local taxes due with respect to any payment received hereunder.

4.           Stock Options and Warrants.

(a)            ECB is hereby awarded and vested in an option to acquire 100,000,000 shares of the Company’s common stock (the "Common Stock Option"). The Common Stock Option shall: (i) have an exercise price of $.017 per share; (ii) shall be exercisable for the five year period from the date of this Agreement; and, (iii) will contain provisions for a "cashless exercise" at the discretion of ECB. (A copy of the Form of Common Stock Option is attached as Exhibit "A" to this Agreement). The Common Stock option shall vest as follows: (X) one 1/3 of the Common Stock Shares at the execution of this agreement, (Y)1/3 on the first year anniversary (June 1, 2014); and (Z) 1/3 on the second anniversary (June 1, 2015). ECB will have full voting rights for all vested common shares of stock even if the warrants are not exercised and

(b)           ECB is awarded Warrants to acquire 5 shares of the Company’s Series B Preferred Stock, or their equivalent (the "Series B Warrants") The Series B Warrants shall: (i) have an exercise price of $125,000 per share; and (ii) shall be exercisable for the five year period from the date of this Agreement. (A copy of the Form of Warrants is attached as Exhibit "B" to this Agreement). The Series B Option shall be vested as follows:  one 1/3 of the Series B shares at the execution of this agreement, (y) 1/3 on the first year anniversary (June 1, 2014); and (z) 1/3 on the second anniversary (June 1, 2015). All Series B Warrants shall vest immediately in the case of change of ownership, death or permanent disability of ECB. ECB will have full voting rights for all vested preferred shares of stock even if the warrants are not exercised. Any Series B and common stock Warrants that are not vested at the time that ECB is terminated for cause or voluntarily terminates his employment with the Company, will be void.

(c)           Future Option Grants.  In the sole and absolute discretion of the Compensation Committee, ECB may become eligible for future option awards on such terms and conditions as the Committee directs, and on the same basis as other  officers of the Company and shall not be excluded from any general stock option programs that include one or more Officers and / or directors of the Company.

                5.           Transportation Expenses.

ECB will maintain his primary residence in Nanuet, New York.  Company will pay the cost of local transportation not to exceed $12,000 per year.  If payments for or reimbursements to ECB under this Section 5 are reportable as taxable income by ECB, the payment by Company shall be grossed up to take into account the income tax impact at the beginning of the next calendar year (January 15 pay period).

                6.           Other Benefits.

(a)           Reimbursement.  During the Employment Period, Company will reimburse ECB for all travel and entertainment expenses and other ordinary and necessary business expenses incurred by ECB in connection with the business of Company and ECB's duties under this Agreement.  The term “business expenses” will not include any item not deductible by Company for federal income tax purposes.  To obtain reimbursement, ECB will submit to Company receipts, bills, or sales slips for the expenses incurred on a monthly basis and will need approval of the CFO as per auditing requirements.  Past due expenses will be agreed to by the ECB and the CFO and will be reimbursed as per an approved plan from the CEO.

(b)           Professional Memberships and Continuing Professional Education.  Company will pay for dues and fees required for any professional licenses maintained by ECB, membership in professional or industry associations or facilities, continuing education requirements associated with any professional license and conferences and seminars commonly attended by ECBs in similar companies.

(c)           Vacation.  ECB will be entitled to four weeks paid vacation each year.

(d)           Other Benefits.  During the Employment Period, Executive will be entitled to participate in any group insurance, pension, retirement, vacation, expense reimbursement, stock option, and other plans, programs, and benefits approved by the Compensation Committee and made available from time to time to executive employees of the Company generally during the term of Executive's employment hereunder.  The foregoing will not obligate the Company to adopt or maintain any particular plan, program, or benefit. The Executive shall participate in the Executive level insurance program is such a program is offered by the company.  The company will pay the full amount of the Executives premium for the Executive’s immediate family who are eligible under the existing insurance program at the time.

Term of Employment.

(a)   Employment Term.  The term of ECB's employment hereunder will commence on the Effective Date and will continue for a period of Two (2) years following the Effective Date, unless terminated by either party pursuant to the terms of this Agreement (As defined in section 7B below and such period and any extensions thereof, the “Employment Period”).  The term of the Employment Period hereunder will automatically renew for a successive two-year terms, unless terminated by either party giving written notice to the other not less than 30 days prior to the end of the then-current term or as otherwise set forth in this Agreement. In the event the Company informs ECB within the 30 day period prior to the end of the initial or any subsequent renewal periods, this agreement will then continue for an additional 24 month period. (Example: The company informs ECB of its intention not to renew the ECB employment Agreement 30 days prior to the end of the initial or any subsequent renewal period, then the ECB will receive full compensation including salary, bonus, stock options and benefits for an additional 2 (Two) years from the date of expiration of the then current term).

(b)   Termination Under Certain Circumstances.  Notwithstanding anything to the contrary herein contained:

(i) Death.  ECB's employment will be automatically terminated, without notice, effective upon the date of ECB's death.

(ii) Disability.  If ECB fails to perform any of ECB’s job duties under this Agreement as the result of illness or other incapacity, with or without reasonable accommodation, for a period of more than twelve consecutive weeks, or for more than twelve weeks within any six-month period, as determined by Company, Company may, at its option, and upon notice to ECB, terminate ECB's employment effective on the date of that notice.

(iii) Cause.  Company may terminate ECB’s employment during the Employment Period for Cause.  For purposes of this Agreement, “Cause” will mean any of the following:

(1) the failure of ECB to perform ECB’s duties pursuant to this Agreement to the objectively reasonable satisfaction of the Board of Directors, which remains uncured for 15 days after a written demand for performance and explanation is delivered to ECB by the Board of Directors or an Executive officer of Company that specifically identifies the manner in which the Board of Directors or such officer believes that ECB has not performed ECB’s duties. ECB shall have the right to dispute the claim or present the cure, at a scheduled board meeting prior to any final termination ;

(2) ECB’s indictment or conviction of, a crime involving moral turpitude whether or not relating to Company;

(3) gross negligence or willful misconduct by ECB in the performance of his duties as an employee of Company;

(4) the association, directly or indirectly, of ECB, for his profit or financial benefit, with any person, firm, partnership, association, entity, or corporation that competes with Company;

(5) the disclosing or using of any material Confidential Information (as hereinafter defined) of Company at any time by ECB, except as required in connection with his duties to Company;

(6) the breach by ECB of his fiduciary duty or duty of trust to Company, including, but not limited to, the commission by ECB of an act of fraud or embezzlement against Company;

(7) chronic absenteeism;

(8) substance abuse;

(9) misconduct or dishonesty toward or involving Company, which misconduct or dishonesty is injurious to the Company, monetarily or otherwise; or

(10) any other material breach by ECB of any of the terms or provisions of this Agreement, which other material breach is not cured within ten business days of notice by the Company.

(iv) Change of Control.  In the event of a Change of Control (as defined below), Company or ECB may, each at their respective options, upon written notice to the other, terminate ECB’s employment by providing the other party with 30 days' written notice after the effective date of the Change of Control.  For the purposes of this Agreement, a “Change in Control” will be deemed to have occurred if and when:

(1) Tender Offer.  A tender offer or exchange offer is made whereby the effect of such offer is to take over and control Company, and such offer is consummated for the equity securities of Company representing 51% or more of the combined voting power of Company’s then outstanding voting securities;

(2) Merger or Consolidation.  The shareholders of Company approve a merger, consolidation, recapitalization, or reorganization of Company, or consummation of any such transaction if shareholder approval is not obtained, other than any such transaction that would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by the holders of outstanding voting securities of Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

(3) Sale of Assets.  The shareholders of Company approve  an agreement for the sale or disposition by Company of all or substantially all of Company's assets to another person or entity, which is not a wholly owned subsidiary of Company

(v)       Without Cause

                                                                   (1)            ECB may terminate the Employment Period at any time upon giving to Company written notice sixty days in advance of the proposed termination date.

(2)           Company may terminate the Employment Period at any time before the expiration of this Agreement without cause by giving to ECB written notice sixty days in advance of the proposed termination date.

(vi) Result of Termination of Employment Period.

(1) In the event of the termination of  the Employment Period pursuant to Section 7(b)(iii) [Cause] [by the company] or Section 7(b)(v)(1) [by ECB] above, ECB will receive no further compensation under this Agreement following the date of termination.

(2) In the event of the termination of the Employment Period pursuant to Section 7(b)(i) [Death] or 7(b)(ii) [Disability] above, ECB or ECB’s personal representative or estate will continue to receive ECB’s Base Salary and benefits during the Twelve Month period following the date of termination and  any outstanding stock option(s) granted by the Board of Directors  shall become fully vested at the date of termination.

(3) In the event of the termination of the Employment Period pursuant to Section 7(b)(iv) [Change in Control] above, Executive will continue to receive his Base Salary and his Annual Bonus computed at 100% of Base Salary for the 24-month period following the date of termination and Executive’s stock options granted under Section 4(a) shall become fully vested at the date of termination and the restrictions on Executive’s Restricted Series B Stock granted under Section 4(a) shall be lifted at the date of termination.

(4) In the event of termination  during the term of the Employment Period pursuant to Section 7(b)(v)(2) [Without Cause] above, ECB will continue to receive his Base Salary and benefits for the 18 month period following the date of termination through the end of the then-current Employment Period, plus any extensions or roll-overs as per section 7A of this agreement. In the event of termination  during any subsequent two year term of the Employment Period pursuant to Section 7(b)(v)(2) [Without Cause] above, ECB will continue to receive his Base Salary and benefits for the remainder of the contract period plus the extension period as per Section 7A of this agreement.

(5) ECB will continue to be bound by Sections 8 and 9 of this Agreement following termination of ECB’s employment on any basis set forth in this Section 7(b).

3.   Competition and Confidential Information.

(a) Non-Competition.  During the term of the Employment Period and for  six months after the termination of  the Employment Period , regardless of the reason therefore, or six months after the final payment of compensation by Company to ECB, whichever is later, ECB will not (whether directly or indirectly, as owner, principal, agent, stockholder, director, officer, manager, ECB, partner, participant, or in any other capacity) engage or become financially interested in any competitive business conducted within the Restricted Territory or solicit, canvas, or accept, or authorize any other person, firm, or entity to solicit, canvas, or accept, from any customers of Company or its subsidiaries, any business within the Restricted Territory for ECB or for any other person, firm, or entity.  As used herein, “customers of Company” will mean any persons, firms, or entities that purchased goods or services from Company during the Employment Period; “competitive business” will mean any business which sells or provides or attempts to sell or provide products or services the same as or substantially similar to the products or services sold or provided by Company or any of its subsidiaries; and the “Restricted Territory” will mean the United States or, in the alternative, in the event any reviewing court finds the United States to be overbroad or unenforceable, within 25 miles of any existing or proposed office location of Company.

(b) Confidential Information.  ECB will maintain in strict secrecy all confidential or trade secret information relating to the business of Company or any of its subsidiaries (the “Confidential Information”) obtained by ECB in the course of ECB’s employment, and ECB will not, unless first authorized in writing by Company, disclose to, or use for ECB's benefit or for the benefit of any person, firm, or entity at any time either during or subsequent to the term of ECB's employment with Company, any Confidential Information, except as required in the performance of ECB's duties on behalf of Company.  For purposes hereof, “Confidential Information” will include, without limitation, any trade secrets, knowledge, or information with respect to processes, procedures, plans, inventions, techniques, or know-how; any business methods or forms; any names or addresses of customers or data on customers or suppliers; and any business policies or other information relating to or dealing with the purchasing, sales, or distribution policies or practices of Company.

(c) Return of Books and Papers. Upon the termination of ECB's employment with Company for any reason, ECB will deliver promptly to Company all catalogues, manuals, memoranda, drawings, and specifications; all cost, pricing, and other financial data; all customer information; all other materials, whether written, printed or stored in any electronic media, which are the property of Company or any of its subsidiaries (and any copies of them); desktop or laptop computers, software, access cards, “passwords”, cellular phones, personal digital assistants and pagers; and all other materials which may contain Confidential Information relating to the business of Company or any of its subsidiaries  (whether maintained in tangible, documentary form, computer memory or other electronic or digital  format),  which ECB may then have in ECB's possession whether prepared by ECB or not.

(d) Disclosure of Information.  ECB will disclose promptly to Company, or its nominee, any and all ideas, designs, processes, and improvements of any kind relating to the business of Company or any of its subsidiaries, whether patentable or not, conceived or made by ECB, either alone or jointly with others, during working hours or otherwise, during the entire period of ECB's employment with Company, or within six months thereafter.

(e) Assignment.  ECB hereby assigns to Company or its nominee, the entire right, title, and interest in and to all discoveries and improvements, whether patentable or not, which ECB may conceive or make during ECB's employment with Company, or within six months thereafter, and which relate to the business of Company or any of its subsidiaries.  All copyrights, patents, trade secrets, or other intellectual property rights associated with any ideas, concepts, techniques, inventions, processes, or works of authorship developed or created by ECB during the Employment Period (collectively, the "Work Product") shall belong exclusively to Company and shall be considered a work made by ECB for hire within the meaning of Title 17 of the United States Code. To the extent the Work Product may not be considered work made for hire, ECB agrees to assign at the time of creation of the Work Product, without any requirement of further consideration, any right, title, or interest that ECB may have in such Work Product.  Upon Company’s request, ECB will take such further actions, including execution and delivery of instruments of conveyance, as may be appropriate to give full and proper effect to such assignment.

(f) Equitable Relief.  In the event a violation of any of the restrictions contained in this Section 8 is established, Company will be entitled to preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits, and other benefits arising from such violation, which right will be cumulative and in addition to any other rights or remedies to which Company may be entitled.  In the event of a violation of any provision of this Section 8, the period for which those provisions would remain in effect will be extended for a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation will have been finally terminated in good faith.

(g) Restrictions Separable.  Each and every restriction set forth in this Section 8 is independent and severable from the others, and no such restriction will be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part.

(h) No Violation.  The execution and delivery of this Agreement and the performance of ECB’s services contemplated hereby will not violate or result in a breach by ECB of, or constitute a default under, or conflict with: (i) any provision or restriction of any employment, consulting, or other similar agreement; (ii) any agreement by ECB with any third party not to compete with, solicit from, or otherwise disparage such third party; (iii) any provision or restriction of any agreement, contract, or instrument to which ECB is a party or by which ECB is bound; or (iv) any order, judgment, award, decree, law, rule, ordinance, or regulation or any other restriction of any kind or character to which ECB is subject or by which ECB is bound.

(i)  Non-Disparagement.  ECB agrees that he will make no statement, oral or written, and which, by itself, may significantly or substantially damage the reputation of the Company or any director, officer or employee of the Company.

4.   Miscellaneous.

(a) Notices.  All notices, requests, demands, and other communications required or permitted under this Agreement will be in writing and will be deemed to have been duly given and received: i) if mailed by registered or certified mail, three business days after deposit in the United States mail, postage prepaid, return receipt requested; ii) if hand delivered, upon delivery against receipt or upon refusal to accept the notice; or iii) if delivered by a standard overnight courier, one business day after deposit with such courier, postage prepaid, in each case, addressed to such party at the address set forth below:

(i) If to Company:

IMedicor

PO Box 39

Nanuet New York, 10954

Att: Board of Directors

(ii) If to ECB:

Fred Zolla

523 Avalon Gardens Drive

Nanuet, New York 10954

Either party may change the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 9(a) for the giving of notice.

(b) Waivers.  Neither any failure nor any delay on the part of either party to exercise any right, remedy, power, or privilege under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or of any other right, remedy, power, or privilege, nor will any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence.

(c) Controlling Law, Jurisdiction and Venue.  This Agreement and all questions relating to its validity, interpretation, performance, and enforcement will be governed by and construed in accordance with the laws of the State of New York, notwithstanding any New York State or other conflict-of-interest provisions to the contrary.    ECB agrees that any and all claims arising between the parties out of this agreement shall be controlled by the laws of the State of New York, as follows: any dispute, controversy arising out of, connected to, or relating to any matters herein of the transactions between Company and ECB, or this Agreement, which cannot be resolved by negotiation (including, without limitation, any dispute over the arbitrability of an issue), will be settled by binding arbitration in accordance with the J.A.M.S/ENDISPUTE Arbitration Rules and Procedures, as amended by this Agreement. Arbitration proceedings will be held in Rockland County, New York. Company and ECB agree the prevailing party on any action to enforce rights hereunder shall be entitled, in addition to any awarded damages, their costs and reasonable attorney's fees, whether at  arbitration, or on appeal. The parties agree that this provision and the Arbitrator's authority to grant relief are subject to the United States Arbitration Act, 9 U.S.C. 1- 16 et seq. ("USAA") and the provisions of this Agreement. The parties agree that the arbitrator have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event does the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings will be governed by the USAA. Company and ECB irrevocably consent to the jurisdiction and venue of such arbitration and such courts.

(d) Binding Nature of Agreement.  This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns except that no party may assign or transfer such party's rights or obligations under this Agreement without the prior written consent of the other party.

(e) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original as against any party whose signature appears thereon, and all of which will together constitute one and the same instrument.  This Agreement will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of the parties reflected hereon as the signatories.

(f) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

(g) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements, and conditions, express or implied, oral or written, except as herein contained.  The express terms hereof control and supersede: (a) any course of performance and/or usage of the trade inconsistent with any of the terms hereof; and (b) any provision of any other plan or agreement maintained by Company for the benefit of its employees generally inconsistent with any of the terms hereof.  This Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto.

(h) Paragraph Headings.  The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and will not affect its interpretation.

(i) Gender.  Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires.

(j) Number of Days.  In computing the number of days for purposes of this Agreement, all days will be counted, including Saturdays, Sundays, and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday, or holiday, then the final day will be deemed to be the next day which is not a Saturday, Sunday, or holiday.

(k) Third Party Beneficiaries.    This Agreement shall not inure to the benefit of anyone other than ECB and Company and their successors and assigns.  No third party may bring an action to enforce any term hereof and no third party beneficiary rights are created by this Agreement.

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(l)  Non-Transferability. This is a personal agreement.  None of the ECB’s rights, benefits, or interests hereunder may be subject to sale, anticipation, alienation, assignment, encumbrance, charge, pledge hypothecation, transfer, or set off in respect of any claim, debt, or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law.  Any attempt, voluntary or involuntary, to effect any such action shall be null, void, and of no effect.

(m) Drafting Ambiguities.  Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this ECB Employment Agreement by evidence of the signatures below and the Board Resolution attached as exhibit A, as of the Effective Date.

iMEDICOR, INC., a Nevada corporation

By: s/JD Smith                                                                      By: s/ JL Guerra
Name: : JD Smith                                                                  Name: JL Guerra, Jr
Title: Director, Vice Chairman                                            Title: Director

 of The Board of Directors

Date:  June 7, 2013                                                               Date: June 7, 2013

                                                                                                ECB

                                                                                                s/ Fred Zolla
Fred Zolla, an individual

Date: June 1, 2013

EXHIBIT "B"

FORM OF WARRANT

NEITHER THIS SECURITY NOR ANY SECURITIES WHICH MAY BE ISSUED UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY U.S. STATE OR OTHER JURISDICTION OR ANY EXCHANGE OR SELF-REGULATORY ORGANIZATION, IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND SUCH OTHER LAWS AND REQUIREMENTS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR LISTING OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, SUCH REGISTRATION AND/OR LISTING REQUIREMENTS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY.
.

IMEDICOR, INC.

5 Shares (or equivalent) of Series “B” Preferred Stock

&

100,000,000 shares of common stock

PREFERRED and COMMON STOCK WARRANT

Expires June 1,  2018

No. 6113	DATE: June 1, 2013

iMedicor, Inc., a Nevada corporation (the “Company”), hereby certifies that Fred Zolla, (the “Holder”), for value received, is entitled to purchase from the Company at any time commencing on the effective date (the “Effective Date”), which shall be the date listed at the top of this Warrant, and terminating on the May 31, 2018 (the “Termination Date”) up to 5 shares of Series B preferred Stock or its equlivant, plus 100,000,000 million shares (One Hundred Million) shares (each, a “Share” and collectively the “Shares”) of the Company’s preferred and common stock, par value $0.001 per Share (the “Common Stock”), at an exercise price per Share equal to $125,000 per share of Series B and $.017 per share of Common Stock. (the “Exercise Price”).  The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 4 hereof. This Warrant can be exercised in whole or in part at the discretion of the Holder. The underlying shares for this Warrant will vest as follows:

1.	1.67 shares of Series B preferred and 33.4 million shares of common stock upon the signing of the Employment Agreement between Fred Zolla and The Company Dated June 1, 2013.

2.	1.66 shares of Series B preferred and 33.3 million shares of common stock upon the signing of the Employment Agreement between Fred Zolla and The Company Dated June 1, 2014.

3.	1.66 shares of Series B preferred and 33.3 million shares of common stock upon the signing of the Employment Agreement between Fred Zolla and The Company Dated June 1, 2015.

1.           Method of Exercise; Payment.

(a)           Cash Exercise.  The purchase rights represented by this Warrant may be exercised, for cash only, by the Holder, in whole or in part, at any time, or from time to time, by the surrender of this Warrant (with the notice of exercise form (the "Notice of Exercise") attached hereto as Exhibit I duly executed) at the principal office of the Company, and by payment to the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by  wire transfer or certified check payable to the order of the Company. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

(b) Cashless Exercise.  Any time after the date of issuance of this Warrant, other than with respect to the Basket Shares, this Warrant may be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the Fair Market Value on the trading day immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

(c)           Forced Exercise.  In the event the Company’s Common Stock shall trade at least 50,000 shares per day at an average price of at least $.75 per share for a period of 20 consecutive trading days, then the Company shall have the right to require the Holder to exercise this Warrant in its entirety.  Notwithstanding the foregoing, the Company shall only have a right to require the Holder to exercise this Warrant to the extent that the shares of Common Stock issuable upon exercise hereof are either registered for resale under the Securities Act of 1933, as amended (the “Securities Act”), or may be sold without restriction based upon exemption from the Federal securities laws.  The Company shall have a period of five days from the Trigger Event to give notice to the holder electing to force the exercise of this Warrant.  The Holder will then have a period of 30 calendar days in which to exercise this Warrant and pay the exercise price to the Company.

(d)           Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, as promptly as practicable after this Warrant is surrendered and delivered to the Company along with all other appropriate documentation on or after the date of exercise and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise.  In the event this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised.

(e)           Taxes.  The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance.

2.           Warrant.

(a)   Exchange, Transfer and Replacement.  At any time prior to the exercise hereof, this Warrant may be exchanged upon presentation and surrender to the Company, alone or with other warrants of like tenor of different denominations registered in the name of the same Holder, for another warrant or warrants of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the warrant or warrants surrendered.

(b)  Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant of like tenor.

(c)    Cancellation; Payment of Expenses.  Upon the surrender of this Warrant in connection with any transfer, exchange or replacement as provided in this Section 2, this Warrant shall be promptly canceled by the Company.  The Holder shall pay all taxes and all other expenses (including legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 2.

(d)   Warrant Register.  The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant (the “Warrant Register”), in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

3.           Rights and Obligations of Holders of this Warrant.  The Holder of this Warrant shall, by virtue hereof, be entitled to any and all rights of a stockholder in the Company, either at law or in equity; provided, however, that in the event any portion of this Warrants becomes vested representing shares of Common Stock or other securities, such as preferred,, such holder shall, for all purposes, be deemed to have become the holder of record of such Common Stock and / or Preferred Stock on the date on which this Warrant, together with a duly executed Election to Purchase, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such Common Stock certificate.

4.           Adjustments.

(a)           Stock Dividends, Reclassifications, Recapitalizations, Etc.  While this Warrant is outstanding, in the event the Company:  (i) pays a dividend in Common and / or preferred Stock or makes a distribution in Common and / or preferred Stock, (ii) subdivides its outstanding Common and / or preferred Stock into a greater number of shares, (iii) combines its outstanding Common and / or preferred Stock into a smaller number of shares or (iv) increases or decreases the number of shares of Common and / or preferred Stock outstanding by reclassification of its Common and / or preferred Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (1) the Exercise Price on the record date of such division or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common and / or preferred Stock outstanding immediately before such event and the denominator of which is the number of shares of Common and / or preferred Stock outstanding immediately after such event, and (2) the number of shares of Common  and / or preferred Stock for which this Warrant may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

 (b)           Combination: Liquidation.  While this Warrant is outstanding, (i) In the event of a Combination (as defined below), each Holder shall have the right to receive upon exercise of the Warrant the kind and amount of shares of capital stock or other securities or property which such Holder would have been entitled to receive upon or as a result of such Combination had such Warrant been exercised immediately prior to such event (subject to further adjustment in accordance with the terms hereof).  Unless paragraph (ii) is applicable to a Combination, the Company shall provide that the surviving or acquiring Person (the “Successor Company”) in such Combination will assume by written instrument the obligations under this Section 4 and the obligations to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. “Combination” means an event in which the Company consolidates with, mergers with or into, or sells all or substantially all of its assets to another Person, where “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity; (ii)  In the event of (x) a Combination where consideration to the holders of Common and / or preferred Stock in exchange for their shares is payable solely in cash or (y) the dissolution, liquidation or winding-up of the Company, the Holders shall be entitled to receive, upon surrender of their Warrant, distributions on an equal basis with the holders of Common and / or preferred Stock or other securities issuable upon exercise of the Warrant, as if the Warrant had been exercised immediately prior to such event, less the Exercise Price.  In case of any Combination described in this Section 4, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly with an agent or trustee for the benefit of the Holders of the funds, if any, necessary to pay to the Holders the amounts to which they are entitled as described above.  After such funds and the surrendered Warrant are received, the Company is required to deliver a check in such amount as is appropriate (or, in the case or consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrant.

 (c) Notice of Adjustment.  Whenever the Exercise Price or the number of shares of Common and / or preferred Stock and other property, if any, issuable upon exercise of the Warrant is adjusted, as herein provided, the Company shall deliver to the holders of the Warrant in accordance with Section 10 a certificate of the Company’s Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which (i) the Board of Directors determined the fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights and (ii) the Current Market Value of the Common Stock and / or preferred was determined, if either of such determinations were required), and specifying the Exercise Price and number of shares of Common and / or preferred Stock issuable upon exercise of  Warrant after giving effect to such adjustment.

(d)  Current Market Value.  “Current Market Value” per share of Common and / or preferred Stock or any other security at any date means (i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or traded on a national securities exchange, quotation system or bulletin board, (a) the value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm’s-length transaction between the Company and a Person other than an affiliate of the Company or between any two such Persons and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (b) if no such transaction shall have occurred within the six-month period, the value of the security as determined by an independent financial expert or an agreed upon financial valuation model or (ii) if the security is registered under the Exchange Act and/or traded on a national securities exchange, quotation system or bulletin board, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the common Stock is being traded (each, a “Trading Day”) during the period commencing thirty (30) days before such date and ending on the date one day prior to such date.

5.           Registration Rights.  The Holder is entitled to the benefit of such registration rights in respect of the Common Shares as are set forth in the current Subscription Agreements dated and in use as of June 2, 2012 by and between the Company and any investor.

6.           Fractional Shares.  In lieu of issuance of a fractional share upon any exercise hereunder, the Company will issue an additional whole share of Common Stock in lieu of that fractional share, calculated on the basis of the Exercise Price.

7.           Legends.  Prior to issuance of the shares of Common Stock underlying this Warrant, all such certificates representing such shares shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant.

8.           Disposition of Warrants or Shares.  The Holder of this Warrant, each transferee hereof and any holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the 1933 Act.  Furthermore, it shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant. This Warrant can be exercised in whole or part at the discretion of the Holder.

9.           Merger or Consolidation.  The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

10.           Notices.  Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing by certified or registered U.S. mail with return receipt requested and postage prepaid; by private overnight delivery service (e.g. Federal Express); by facsimile transmission (if no original documents or instruments must accompany the notice); or by personal delivery.  Any such notice shall be deemed to have been given (a) on the business day immediately following the mailing thereof, if mailed by certified or registered U.S. mail as specified above; (b) on the business day immediately following deposit with a private overnight delivery service if sent by said service; (c) upon receipt of confirmation of transmission if sent by facsimile transmission; or (d) upon personal delivery of the notice.  All such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 10):

If to the Company:

iMedicor, Inc
523 Avalon Gardens Drive
Nanuet, NY 10954
Attn:  Fred Zolla, CEO

If to the Holder:
Fred Zolla
523 Avalon Gardens Drive
Nanuet, New York 10954

Notwithstanding the time of effectiveness of notices set forth in this Section, an Election to Purchase shall not be deemed effectively given until it has been duly completed and submitted to the Company together with this original Warrant and payment of the Exercise Price in a manner set forth in this Section.

  11.           Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common and / or preferred Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common and / or preferred Stock  then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.99% of the total number of issued and outstanding shares of Common  and / or preferred Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a merger or other business combination or reclassification involving the Company. This restriction may not be waived without the consent of the Holder.

12.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

13.           Successors and Assigns.  This Warrant shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

14.           Headings.  The headings of various sections of this Warrant have been inserted for reference only and shall not affect the meaning or construction of any of the provisions hereof.

15.           Severability. If any provision of this Warrant is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant, and the balance hereof shall be interpreted as if such provision were so excluded.

16.           Modification and Waiver.  This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

17.           Specific Enforcement.  The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

18.           Assignment.  Subject to prior written approval by the Company, this Warrant may be transferred or assigned, in whole or in part, at any time and from time to time by the then Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant, as Exhibit II hereto, and, upon the Company’s receipt hereof, and in any event, within five (5) business days thereafter, the Company shall issue a warrant to the Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

IMEDICOR, INC.

By s/JD Smith                                                                                           By: JL Guerra

JD Smith                                                                                                      JL Guerra, Jr
Vice Chairman of the Board of Directors                                                Director
Director

EXHIBIT I

EXERCISE FORM
IMEDICOR, INC.

The  undersigned  _______________,  pursuant  to  the  provisions  of  the  within  Warrant,  hereby  elects  to  purchase  _____  shares  of  Common  Stock  of  iMedicor,  Inc. covered  by  the  within  Warrant.

Dated:	Signature:

Address:

ASSIGNMENT

FOR   VALUE   RECEIVED,   _________________   hereby   sells,   assigns   and   transfers   unto  __________________ the within Warrant and all rights evidenced thereby and does irrevocably  constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the  within named corporation.

Dated:	Signature:

Address:

PARTIAL ASSIGNMENT

FOR   VALUE   RECEIVED,   _________________   hereby   sells,   assigns   and   transfers   unto  __________________  the  right  to  purchase  _________  shares  of  Warrant  Stock  evidenced  by  the within Warrant together with all rights therein, and does irrevocably constitute and appoint  ___________________,  attorney,  to  transfer  that  part  of  the  said  Warrant  on  the  books  of  the  within named corporation.

Dated:	Signature:

Address:

FOR USE BY THE ISSUER ONLY:

This  Warrant  No.  _____________  canceled  (or  transferred  or  exchanged)  this  _____  day  of  ___________, _____, shares of Common Stock issued therefor in the name _____________

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To:
iMedicor, Inc.
523 Avalon Gardens Drive  Nanuet, New York 10954

NOTICE OF CASHLESS EXERCISE

The  undersigned  hereby  irrevocably  elects  to  exchange  its  Warrant  for  ___________  shares of Warrant Stock pursuant to the cashless exercise provisions of the within Warrant, as provided for in Section 1 of such Warrant, and requests that a certificate or certificates for such shares be issued in the name of and delivered to:

  (Print Name, Address and Social Security  or
Tax Identification Number)

and, if such number of shares of Warrant Stock shall not be all the Warrant Stock which the undersigned    is entitled to purchase in accordance with the within Warrant, that a new Warrant for the balance of the Warrant Stock covered  by the within Warrant  be  registered  in  the  name  of,  and  delivered  to,  the  undersigned at the address stated below.

Dated:_________________________                                                                                       Name
                                                                                                                                                                                                         (Print)
Address:

___________________________________ (Signature) (Signature must conform in all respects to the name of the Holder as specified on the face of the Warrant)

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EXHIBIT II

FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _____________ the right represented by the within Warrant to purchase ______ shares of Common Stock of iMedicor, Inc., a Nevada corporation, to which the within Warrant relates, and appoints ____________________ Attorney to transfer such right on the books of iMedicor, Inc., a Nevada corporation, with full power of substitution of premises.

Dated:	By:_______________________________ Name: Title: (signature must conform to name of holder as specified on the fact of the Warrant)
Address:

Signed in the presence of :___________________________________________

Dated:_________________________________

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